                                                                   EXHIBIT 10.16



THE WARRANTS AND THE COMMON SHARES DELIVERABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THESE WARRANTS AND THE UNDERLYING COMMON SHARES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THESE WARRANTS AND THE UNDERLYING COMMON SHARES ARE REGISTERED UNDER THE U.S. SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THESE WARRANTS AND THE UNDERLYING COMMON SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. THE HOLDER HEREOF, AGREES FOR THE BENEFIT OF THE CORPORATION THAT THESE WARRANTS AND THE UNDERLYING COMMON SHARES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. DELIVERY OF THIS CERTIFCATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOOCK EXCHANGES IN CANADA.

THIS WARRANT MAY NOT BE EXERCISED ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE U.S. SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) MAY 6, 2004, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

ANY SHARE CERTIFICATE ISSUED PURSUANT TO AN EXERCISE OF THESE WARRANTS BEFORE THE LATER OF (i) MAY 6, 2004, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY MUST CONTAIN THE FOLLOWING LEGEND:

         "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) MAY 6, 2004, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY."

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE UNLESS EXERCISED WITHIN THE TIME LIMIT HEREIN PROVIDED.

                     NON-TRANSFERABLE SHARE PURCHASE WARRANT

                          CHEMOKINE THERAPEUTICS CORP.
             (Incorporated under the laws of the State of Delaware)

No. 2004/01/ --                         Representing -- Share Purchase Warrants
                                        (the "Warrants") entitling the
                                        Warrantholder to purchase -- Common
                                        Shares


THIS IS TO CERTIFY that, for value received, -- (the "Warrantholder"), of --, -- --, has the right to purchase from CHEMOKINE THERAPEUTICS CORP. (the "Company"), upon and subject to the terms and conditions hereinafter referred to -- fully paid and non-assessable common shares of the Company at the price (the "Shares") at the price of $1.00 per Share if exercised at any time until 4:30 p.m. (Vancouver time) on May 6, 2006 (the "Expiry Time").

THE FOLLOWING ARE THE TERMS AND CONDITIONS OF THE WARRANTS:

1. The right to purchase Shares granted by this Warrant Certificate may only be exercised by the Warrantholder within the times set out above by:

         (a) completing and executing the Exercise Form attached to this Warrant Certificate in the manner indicated;

         (b) surrendering this Warrant Certificate to Chemokine Therapeutics Corp. c/o Thomas, Rondeau, Suite 1525 - 625 Howe Street, Vancouver, B.C., V6C 2T6; and

         (c) paying the appropriate purchase price for the Shares subscribed for either by cash, certified cheque or bank draft payable at par in Vancouver, British Columbia.

2. Upon surrender of this Warrant Certificate and receipt of payment, the Company will issue to the Warrantholder the appropriate number of Shares issuable in accordance with the terms and conditions of this Warrant Certificate not exceeding those which the Warrantholder is entitled to at the time of exercise. If the Warrantholder exercises a portion of the Warrants represented by this Warrant Certificate, he or she will be entitled to receive, without charge, a new Warrant Certificate representing the unexercised portion of the Warrants represented herein.

3. After the full or partial exercise by the Warrantholder, the Company will cause to be mailed or delivered certificate(s) for the number of Shares issuable to the Warrantholder within three days at the address specified in the register for the Warrants maintained by the Company.

4. The right to purchase Shares represented hereby has been issued by the Company in reliance upon the prospectus exemptions contained in applicable securities legislation. Consequently, any resale of the Shares by the Warrantholder is subject to any applicable resale restrictions contained in such legislation.

5. The Warrantholder hereby agrees to comply with all applicable securities legislation in connection with the holding of the Warrants and the holding and exercise of the Shares issuable upon exercise of the Warrants.

6. The Warrants evidenced by this Warrant Certificate are not transferable except where a person furnishes that he is, to the reasonable satisfaction of the Company:

         (a) the executor, administrator, heir or legal representative of the heirs of the estate of a deceased Warrantholder;

         (b) a guardian, committee, trustee, curator or tutor representing a Warrantholder who is an infant, an incompetent person or a missing person; or

         (c)   a liquidator or, or a trustee in bankruptcy for, a Warrantholder,

         and surrenders such evidence together with the Warrant Certificate in question to the Company (by delivery or mail as set forth herein), and such further reasonable requirements as the Company and all applicable securities regulatory authorities may prescribe at which time such person will become noted upon the register of Warrantholders. After receiving the surrendered Warrant Certificate and upon the person surrendering the Warrant Certificate meeting the requirements as hereinbefore set forth, the Company shall forthwith cause a new Warrant Certificate to be issued and sent to the new holder and the Company shall alter the register of Warrantholders accordingly.

7. Subject to the provisions of this Warrant Certificate and applicable law, each Warrantholder is entitled to the rights and privileges attaching to the Warrants, and the issue of the Shares by the Company on exercise of Warrants by any Warrantholder in accordance with the terms and conditions herein contained discharges all responsibilities of the Company with respect to such Warrants and the Company is not bound to inquire into the title of any such registered holder.

8. Nothing in this Warrant Certificate or in the holding of Warrants evidenced by this Warrant Certificate, or otherwise, shall be construed as conferring upon a Warrantholder any right or interest whatsoever as a shareholder, including but not limited to the right to vote at, to receive notice of, or to attend meetings of shareholders or any other proceedings of the Company or the right to receive any dividend and other distribution except as otherwise provided herein.

9.       The Company hereby covenants and agrees as follows:

         (a) all Shares which may be issued upon exercise of this Warrant Certificate, in accordance with the respective terms thereof, will be validly issued, fully paid and non-assessable and free from any and all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue); and

         (b) during the period within which the Warrants may be exercised, the Company will at all times have authorized and reserved a sufficient number of Shares to provide for the respective exercise of the Warrants.

10. All Warrants in this series shall rank pari passu, notwithstanding the actual date of issue thereof.

11. The Warrantholder may at any time up to the Expiry Time, upon written instruction delivered to the Company and payment of applicable charges, exchange this Warrant Certificate for other Warrant Certificates evidencing Warrants entitling the Warrantholder to acquire in the aggregate the same number of Shares as may be acquired under this Warrant Certificate.

12. If any time after the date hereof and prior to the Expiry Time, and provided that any Warrants remain unexercised, there shall be:

         (a) a reclassification of the Shares outstanding at the time or a change in the Shares into other shares or securities or a subdivision or consolidation of the Shares into a greater or lesser number of Shares, or any other capital reorganization; or

         (b) a consolidation, amalgamation or merger of the Company with or into any other Company (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding common shares or a change of the common shares into other share or securities),

         (any of such events being call a "Capital Reorganization"), the Warrantholder which thereafter shall exercise or be deemed to have exercised its right to acquire the Shares pursuant to this Warrant Certificate shall be entitled to receive, at no additional cost, and shall accept in lieu of the number of the Shares to which such Warrantholder was theretofore entitled upon such exercise, the aggregate number of shares, warrants, other securities or other property which the

         Warrantholder should have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof as the case may be, the Warrantholder had been the registered shareholder of the number of the Shares to which the Warrantholder was theretofore entitled to acquire upon exercise or deemed exercise of this Warrant Certificate. If determined appropriate by the Company acting reasonably, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions set forth herein shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any warrants, other securities or other property thereafter deliverable upon the exercise of any Warrants. Any such adjustment shall be made by and approved by the directors and shall for all purposes be conclusively deemed to be an appropriate adjustment.

13. The adjustments provided for herein are cumulative and such adjustments shall be made successively whenever an event referred to herein shall occur, subject to the limitations provided for herein.

14. No adjustments shall be made in the number or kind of Shares or other securities which may be acquired on the exercise of a Warrant unless it would result in a change of at least one-hundredth of a Share (provided, however, that any adjustments which may by reason of this paragraph not be required to be made, shall be carried forward and then taken into consideration in any subsequent adjustment).

15. No adjustment shall be made in respect of any event described herein, if the Warrantholder is entitled to participate in such event on the same terms, without amendment, as if the Warrantholder had exercised his or her Warrants prior to or on the effective date or record date of such event.

16. In the event of any question arising with respect to any adjustment provided for herein, such question shall be conclusively determined by a firm of chartered accountants appointed by the Company at its sole discretion (which may be the Company's auditors) and any such determination shall be binding upon the Company and the Warrantholder.

17. As a condition precedent to the taking of any action which would require any adjustments in any of the subscription rights pursuant to any of the Warrants, the Company shall take any corporate action which may, in the opinion of counsel of the Company, be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the securities which the Warrantholder of such Warrants is entitled to receive on the exercise of all the subscription rights attaching thereto in accordance with the provisions thereof.

18. In case the Company, after the date hereof, shall take any action affecting any securities of the Company, other than as previously set out herein, which in the opinion of the directors of the Company would materially affect the rights of the Warrantholder, the number of Shares which shall be issuable on the exercise or deemed exercise of the Warrants shall be adjusted in such manner, if any, and at such time, as the directors, in their sole discretion, may determine to be equitable in the circumstances provided that no such adjustment will be made unless all necessary regulatory approvals, if any, have been obtained. Failure of the taking of action by the directors so as to provide for such an adjustment prior to the effective date of any action by the Company affecting any securities of the Company shall be evidence that the directors have determined that it is equitable to make no adjustments in the circumstances.

19. Notwithstanding any adjustments provided for herein or otherwise, the Company shall not be required upon the exercise of any Warrants, to issue fractional Shares in satisfaction of its obligations hereunder and except as provided for herein, any fractions shall be eliminated. To the extent that the Warrantholder would otherwise be entitled to acquire a fraction of a Share, such right may be exercised in respect of such fraction only in combination with other rights which in the aggregate entitle the Holder to acquire a whole number of Shares.

20. In any situation where an event occurs which results in an increase in the number of Shares which may be issuable on the exercise or deemed exercise of the Warrants taking effect immediately after the record date for a specific event, if any Warrant is exercised after that record date and prior to completion of the event, the Company may postpone the issuance, to the Warrantholder, of the Shares to which the Warrantholder is entitled by reason of such adjustment, but such Shares shall be so issued and delivered to the Warrantholder upon completion of that event, with the number of such Shares calculated on the basis of the number of Shares provided for after the adjustment provided for herein on the date of exercise of the Warrants adjusted for completion of that event and the Company shall deliver to the person or persons in whose name or names the Shares are to be issued an appropriate instrument evidencing the right of such person or persons to receive such Shares and the right to receive any dividends or other distributions which, but for the provisions of this paragraph, such person or persons would have been entitled to receive in respect of such securities from and after the date that the Warrants were exercised in respect thereof.

21. In case this Warrant Certificate shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law, shall issue and deliver a new Warrant Certificate representing the Warrants of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of and in place of and upon cancellation of the mutilated Warrant Certificate or in lieu of and in substitution for the lost, destroyed or stolen Warrant Certificate. The applicant for the issue of a new Warrant Certificate representing the Warrants pursuant to this section shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and in its discretion and the applicant may also be required to furnish an indemnity in amount and form satisfactory to the Company in its discretion, and shall pay the reasonable charges of the Company in connection therewith.

22. Any notice or delivery or surrender of documents shall be valid and effective if delivered personally or if sent by registered letter, postage prepaid, or if electronically transmitted by facsimile transmission tested for reception prior to use, addressed to:

         (a) Chemokine Therapeutics Corp., c/o Thomas Rondeau, Suite 1525 - 625 Howe Street, Vancouver, British Columbia, V6C 2T6, facsimile number (604) 688-6995; and

         (b)   the Warrantholder at the address on the first page hereof.

         and shall be deemed to have been effectively given, received and made on the date of personal delivery or on the fourth Business Day after the time of mailing or upon actual receipt, whichever is sooner, or upon the day, other than Saturday, Sunday or a statutory holiday, after the time of facsimile transmission. In the case of disruption in postal services any notice, if mailed, shall not be deemed to have been effectively given until it is personally delivered. The Company or the Warrantholder may from time to time notify the other in writing of a change of address.

23. The Warrants represented by this certificate may be exercised in whole or in part from time to time, and this certificate may be exchanged, upon its surrender to the Company, for new Warrant Certificates of like tenor in denominations which represent in the aggregate the right to subscribe for and receive the number of Shares which may be subscribed for hereunder. If the Warrants represented by this certificate are exercised in part, the Company shall deliver with the Shares acquired on such exercise, a new Warrant Certificate representing the balance of the Warrants remaining unexercised.

24. Unless the Warrants and Shares are registered under the U.S. Securities Act, each Warrantholder exercising a Warrant shall be required to give
         (A) written certification that Warrantholder is not a U.S. person and the Warrant is not being exercised on behalf of a U.S. person; or (B) a written opinion of counsel to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the U.S. Securities Act or are exempt from registration thereunder. Further the Company may implement procedures to ensure that the Warrant may not be exercised within the United States, and that the Shares may not be delivered within the United States upon exercise, other than in offerings deemed to meet the definition of "offshore transaction" pursuant to Regulation S Section 230.902(h), unless registered under the U.S. Securities Act or an exemption from such registration is available.

25. The Warrants and the Shares are deemed to be "restricted securities" as defined in SEC Rule Section 230.144. Resales of any of such restricted Warrants and Shares by a non-U.S. Person must be made in accordance with SEC Regulation S, the registration requirements of the U.S. Securities Act or an exemption therefrom. The Warrants and the Shares will continue to be deemed to be restricted securities, notwithstanding that they were acquired in a resale transaction made pursuant to SEC Regulation S Section 230.901 or Section 230.904.

26. Unless the Warrants and Shares are registered under the U.S. Securities Act, the offer or sale of the Warrant or the Shares by the Warrantholder, if made prior to the expiration of a one-year distribution compliance period (as defined in SEC Regulation S), is not made to a U.S. person or for the account or benefit of a U.S. person; and the offer or sale of the Warrant or the Shares by the Warrantholder, if made prior to the expiration of a one-year distribution compliance period (as defined in SEC Regulation S), is made pursuant to the following conditions: (1) The purchaser of the Warrant or the Shares certifies that it is not a U.S. person and is not acquiring the Warrant or the Shares for the account or benefit of any U.S. person or is a U.S. person who purchased the Warrant or the Shares in a transaction that did not require registration under the Act. (2) The purchaser of the Warrant or the Shares agrees to resell such securities only in accordance with the provisions of SEC Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to the Warrant or the Shares unless in compliance with the U.S. Securities Act

27.      Time shall be of the essence hereof.

28. After the exercise of any of the Warrants represented by this Warrant Certificate, the Warrantholder shall no longer have any rights under this Warrant Certificate with respect to such Warrants, other than the right to receive certificates representing the Shares issuable on the exercise of those Warrants, and those Warrants shall be void and of no further value or effect.

29. This Warrant Certificate shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable herein and shall be treated in all respects as a British Columbia contract.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of the 6th day of May, 2004.



CHEMOKINE THERAPEUTICS CORP.


Per:
     ---------------------------------------
          Authorized Signing Officer


Share Purchase Warrant No. 2004/01/  --

                                  EXERCISE FORM

TO:   CHEMOKINE THERAPEUTICS CORP.
      c/o Thomas, Rondeau
      1525-625 Howe Street
      Vancouver, B.C.
      V6C 2T6

--------------------------------------------------------------------------------

THE UNDERSIGNED Warrantholder hereby exercises the right to acquire ___________ common shares of CHEMOKINE THERAPEUTICS CORP., on the terms specified in the Warrant Certificate.

The undersigned hereby directs that the said Shares be issued as follows:

=========================|==================================|===================
    NAME(S) IN FULL      |         ADDRESS(ES)              |  NUMBER OF SHARES
=========================|==================================|===================
                         |                                  |
                         |                                  |
-------------------------|----------------------------------|-------------------
                         |                                  |
                         |                                  |
=========================|==================================|===================

[Please print. If securities are issued to a person other than Warrantholder, the Warrantholder must pay to the Company all eligible taxes and other duties and the signature of the Warrantholder must be guaranteed.]

DATED this ____ day of _____________________, _______________ .



______________________________________   _______________________________________
Signature Witnessed or Guaranteed        (Signature of Warrantholder to be the
(See instructions to Warrantholders      same as appears on the face of this
below)                                   Warrant Certificate)



Name of Warrantholder:                __________________________________________

Address (PLEASE PRINT):               __________________________________________

                                      __________________________________________


Unless the Warrants and Shares are registered under the U.S. Securities Act each Warrantholder exercising a Warrant shall provide the following certification or include an opinion of counsel to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the U.S. Securities Act or are exempt from registration thereunder.

The undersigned Warrantholder hereby certifies that Warrantholder is not a U.S. Person (as defined in Regulation S under the U.S. Securities Act of 1933) and the Warrant is not being exercised on behalf of a U.S. Person


                                      __________________________________________
                                      (Signature of Warrantholder)

                         INSTRUCTIONS TO WARRANTHOLDERS

TO EXERCISE:

         If the Warrantholder exercises Warrants prior to the Expiry Time pursuant to this Warrant Certificate, it must deliver the Warrant Certificate and complete, sign and deliver the Exercise Form to the Company indicating the number of Shares to be acquired. In such case, the signature of such registered holder on the Exercise Form must be witnessed or guaranteed, as the case may be.

         If this exercise form indicates that the common shares and warrants are to be issued to a person or persons other than the registered holder of this Warrant Certificate, the signature of such holder on the exercise form must be guaranteed by an authorized officer of a chartered bank, trust company or Medallion Guaranteed by an investment dealer who is a member of a recognized stock exchange.

GENERAL:

If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The name and address of the Company is:

                          CHEMOKINE THERAPEUTICS CORP.
                               c/o Thomas, Rondeau
                          Suite 1525 - 625 Howe Street
                                 Vancouver, B.C.
                                     V6C 2T6